Exhibit 99.2
Phillips 66 Earnings Release Supplemental Data

CONSOLIDATED STATEMENT OF OPERATIONS

	Millions of Dollars, Except as Indicated
	2020					2019
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Revenues and Other Income
Sales and other operating revenues	20,878	10,913			31,791	23,103	27,847	27,218	29,125	107,293
Equity in earnings of affiliates	365	157			522	516	648	499	464	2,127
Net gain on dispositions	1	85			86	1	—	18	1	20
Other income	—	28			28	38	23	36	22	119
Total Revenues and Other Income	21,244	11,183			32,427	23,658	28,518	27,771	29,612	109,559

Costs and Expenses
Purchased crude oil and products	18,440	9,608			28,048	21,055	24,554	23,806	26,114	95,529
Operating expenses	1,341	1,026			2,367	1,307	1,165	1,206	1,396	5,074
Selling, general and administrative expenses	319	409			728	366	408	416	491	1,681
Depreciation and amortization	342	343			685	331	334	336	340	1,341
Impairments	3,006	—			3,006	1	2	853	5	861
Taxes other than income taxes	157	114			271	128	97	105	79	409
Accretion on discounted liabilities	6	5			11	6	5	6	6	23
Interest and debt expense	111	117			228	119	115	109	115	458
Foreign currency transaction (gains) losses	—	6			6	5	9	(9)	—	5
Total Costs and Expenses	23,722	11,628			35,350	23,318	26,689	26,828	28,546	105,381
Income (loss) before income taxes	(2,478)	(445)			(2,923)	340	1,829	943	1,066	4,178
Income tax expense (benefit)	(51)	(378)			(429)	70	325	150	256	801
Net Income (Loss)	(2,427)	(67)			(2,494)	270	1,504	793	810	3,377
Less: net income attributable to noncontrolling interests	69	74			143	66	80	81	74	301
Net Income (Loss) Attributable to Phillips 66	(2,496)	(141)			(2,637)	204	1,424	712	736	3,076

Net Income (Loss) Attributable to Phillips 66 Per Share of Common Stock (dollars)
Basic	(5.66)	(0.33)			(6.00)	0.44	3.13	1.58	1.65	6.80
Diluted	(5.66)	(0.33)			(6.00)	0.44	3.12	1.58	1.64	6.77

Weighted-Average Common Shares Outstanding (thousands)
Basic	441,345	438,756			440,050	457,599	453,681	449,005	445,332	451,364
Diluted	441,345	438,756			440,050	459,289	455,585	451,001	447,835	453,888

Effective tax rate (%)	2.1%	84.9%			14.7%	20.6%	17.8%	15.9%	24.0%	19.2%
Adjusted effective tax rate (%)	4.4%	40.9%			(210.1)%	20.7%	20.2%	20.6%	23.6%	21.1%

Phillips 66 Earnings Release Supplemental Data

RECONCILIATION OF INCOME (LOSS) BEFORE INCOME TAXES BY SEGMENT TO
NET INCOME (LOSS) ATTRIBUTABLE TO PHILLIPS 66

	Millions of Dollars
	2020					2019
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Midstream	(702)	324			(378)	316	423	(460)	405	684
Chemicals	169	42			211	227	275	227	150	879
Refining	(2,261)	(878)			(3,139)	(198)	983	856	345	1,986
Marketing and Specialties	513	286			799	205	353	498	377	1,433
Corporate and Other	(197)	(219)			(416)	(210)	(205)	(178)	(211)	(804)
Income (loss) before income taxes	(2,478)	(445)			(2,923)	340	1,829	943	1,066	4,178
Less: income tax expense (benefit)	(51)	(378)			(429)	70	325	150	256	801
Net Income (Loss)	(2,427)	(67)			(2,494)	270	1,504	793	810	3,377
Less: net income attributable to noncontrolling interests	69	74			143	66	80	81	74	301
Net Income (Loss) Attributable to Phillips 66	(2,496)	(141)			(2,637)	204	1,424	712	736	3,076

RECONCILIATION OF ADJUSTED INCOME (LOSS) BEFORE INCOME TAXES BY SEGMENT TO
ADJUSTED NET INCOME (LOSS) ATTRIBUTABLE TO PHILLIPS 66

	Millions of Dollars
	2020					2019
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Midstream
Transportation	200	130			330	203	245	248	250	946
NGL and Other	179	83			262	90	143	169	120	522
DCP Midstream	81	32			113	23	35	23	35	116
Total Midstream	460	245			705	316	423	440	405	1,584
Chemicals	193	89			282	227	275	269	173	944
Refining
Atlantic Basin/Europe	(196)	(220)			(416)	(7)	258	279	61	591
Gulf Coast	(173)	(356)			(529)	(118)	222	184	76	364
Central Corridor	223	(113)			110	56	520	408	333	1,317
West Coast	(255)	(178)			(433)	(150)	(17)	(32)	(125)	(324)
Total Refining	(401)	(867)			(1,268)	(219)	983	839	345	1,948
Marketing and Specialties
Marketing and Other	434	259			693	138	294	440	237	1,109
Specialties	54	34			88	67	59	58	50	234
Total Marketing and Specialties	488	293			781	205	353	498	287	1,343
Corporate and Other	(197)	(224)			(421)	(210)	(205)	(178)	(211)	(804)
Adjusted income (loss) before income taxes	543	(464)			79	319	1,829	1,868	999	5,015
Less: adjusted income tax expense (benefit)	24	(190)			(166)	66	370	385	236	1,057
Adjusted Net Income (Loss)	519	(274)			245	253	1,459	1,483	763	3,958
Less: adjusted net income attributable to noncontrolling interests	69	50			119	66	80	81	74	301
Adjusted Net Income (Loss) Attributable to Phillips 66	450	(324)			126	187	1,379	1,402	689	3,657

Phillips 66 Earnings Release Supplemental Data

SPECIAL ITEMS INCLUDED IN INCOME (LOSS) BEFORE INCOME TAXES BY SEGMENT
AND NET INCOME (LOSS) ATTRIBUTABLE TO PHILLIPS 66

	Millions of Dollars
	2020					2019
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Midstream
Impairments	(1,161)	—			(1,161)	—	—	(853)	—	(853)
Impairments by equity affiliates	—	—			—	—	—	(47)	—	(47)
Pension settlement expense	—	(5)			(5)	—	—	—	—	—
Lower-of-cost-or-market inventory adjustments	(1)	—			(1)	—	—	—	—	—
Asset dispositions	—	84			84	—	—	—	—	—
Total Midstream	(1,162)	79			(1,083)	—	—	(900)	—	(900)

Chemicals
Impairments by equity affiliates	—	(15)			(15)	—	—	—	—	—
Lower-of-cost-or-market inventory adjustments	(24)	(32)			(56)	—	—	(42)	(23)	(65)
Total Chemicals	(24)	(47)			(71)	—	—	(42)	(23)	(65)

Refining
Impairments	(1,845)	—			(1,845)	—	—	—	—	—
Pending claims and settlements	—	—			—	21	—	—	—	21
Pension settlement expense	—	(26)			(26)	—	—	—	—	—
Lower-of-cost-or-market inventory adjustments	(15)	15			—	—	—	—	—	—
Asset dispositions	—	—			—	—	—	17	—	17
Total Refining	(1,860)	(11)			(1,871)	21	—	17	—	38

Marketing and Specialties
Pending claims and settlements	37	—			37	—	—	—	—	—
Certain tax impacts	—	—			—	—	—	—	90	90
Pension settlement expense	—	(4)			(4)	—	—	—	—	—
Lower-of-cost-or-market inventory adjustments	(12)	(3)			(15)	—	—	—	—	—
Total Marketing and Specialties	25	(7)			18	—	—	—	90	90

Corporate and Other
Certain tax impacts	—	8			8	—	—	—	—	—
Pension settlement expense	—	(3)			(3)	—	—	—	—	—
Total Corporate and Other	—	5			5	—	—	—	—	—

Total Special Items (Pre-tax)	(3,021)	19			(3,002)	21	—	(925)	67	(837)

Less: Income Tax Expense (Benefit)
Tax impact of pre-tax special items*	(75)	(208)			(283)	4	—	(235)	17	(214)
Other tax impacts	—	20			20	—	(45)	—	3	(42)
Total Income Tax Expense (Benefit)	(75)	(188)			(263)	4	(45)	(235)	20	(256)

Less: Income Attributable to Noncontrolling Interests
Asset dispositions	—	24			24	—	—	—	—	—
Total: Income Attributable to Noncontrolling Interests	—	24			24	—	—	—	—	—

Total Phillips 66 Special Items (After-tax)	(2,946)	183			(2,763)	17	45	(690)	47	(581)
* We generally tax effect taxable U.S.-based special items using a combined federal and state annual statutory income tax rate of approximately 25%. Taxable special items attributable to foreign locations likewise use a local statutory income tax rate. Nontaxable events reflect zero income tax. These events include, but are not limited to, most goodwill impairments, transactions legislatively exempt from income tax, transactions related to entities for which we have made an assertion that the undistributed earnings are permanently reinvested, or transactions occurring in jurisdictions with a valuation allowance.

SPECIAL ITEMS INCLUDED IN INCOME (LOSS) BEFORE INCOME TAXES BY BUSINESS LINES/REGIONS

	Millions of Dollars
	2020					2019
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Midstream
Transportation	—	84			84	—	—	—	—	—
NGL and Other	—	(5)			(5)	—	—	—	—	—
DCP Midstream	(1,162)	—			(1,162)	—	—	(900)	—	(900)
Total Midstream	(1,162)	79			(1,083)	—	—	(900)	—	(900)

Refining
Atlantic Basin/Europe	(441)	(7)			(448)	—	—	17	—	17
Gulf Coast	(670)	(9)			(679)	—	—	—	—	—
Central Corridor	(450)	9			(441)	21	—	—	—	21
West Coast	(299)	(4)			(303)	—	—	—	—	—
Total Refining	(1,860)	(11)			(1,871)	21	—	17	—	38

Marketing and Specialties
Marketing and Other	37	(4)			33	—	—	—	90	90
Specialties	(12)	(3)			(15)	—	—	—	—	—
Total Marketing and Specialties	25	(7)			18	—	—	—	90	90

Phillips 66 Earnings Release Supplemental Data

CASH FLOW INFORMATION

	Millions of Dollars
	2020					2019
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Cash Flows From Operating Activities
Net income (loss)	(2,427)	(67)			(2,494)	270	1,504	793	810	3,377
Depreciation and amortization	342	343			685	331	334	336	340	1,341
Impairments	3,006	—			3,006	1	2	853	5	861
Accretion on discounted liabilities	6	5			11	6	5	6	6	23
Deferred income taxes	(47)	26			(21)	179	74	(138)	68	183
Undistributed equity earnings	(4)	302			298	95	(139)	19	(118)	(143)
Net gain on dispositions	(1)	(85)			(86)	(1)	—	(18)	(1)	(20)
Other	(139)	146			7	42	(101)	(38)	113	16
Net working capital changes	(519)	94			(425)	(1,401)	251	(151)	471	(830)
Net Cash Provided by (Used in) Operating Activities	217	764			981	(478)	1,930	1,662	1,694	4,808

Cash Flows From Investing Activities
Capital expenditures and investments	(923)	(939)			(1,862)	(1,097)	(631)	(867)	(1,278)	(3,873)
Return of investments in equity affiliates	38	50			88	21	14	20	16	71
Proceeds from asset dispositions	1	—			1	82	1	1	2	86
Advances/loans—related parties	(8)	(223)			(231)	—	(95)	—	(3)	(98)
Collection of advances/loans—related parties	—	44			44	—	95	—	—	95
Other	15	(79)			(64)	(18)	42	—	7	31
Net Cash Used in Investing Activities	(877)	(1,147)			(2,024)	(1,012)	(574)	(846)	(1,256)	(3,688)

Cash Flows From Financing Activities
Issuance of debt	1,199	2,031			3,230	725	135	898	25	1,783
Repayment of debt	(7)	(534)			(541)	(592)	(5)	(407)	(303)	(1,307)
Issuance of common stock	6	—			6	8	1	6	17	32
Repurchase of common stock	(443)	—			(443)	(344)	(455)	(439)	(412)	(1,650)
Dividends paid on common stock	(396)	(393)			(789)	(364)	(406)	(402)	(398)	(1,570)
Distributions to noncontrolling interests	(61)	(66)			(127)	(56)	(61)	(59)	(65)	(241)
Net proceeds from issuance of Phillips 66 Partners LP common units	2	—			2	32	10	91	40	173
Other	(24)	9			(15)	307	(6)	(19)	(13)	269
Net Cash Provided by (Used in) Financing Activities	276	1,047			1,323	(284)	(787)	(331)	(1,109)	(2,511)

Effect of Exchange Rate Changes on Cash and Cash Equivalents	(9)	5			(4)	8	(3)	(36)	17	(14)

Net Change in Cash and Cash Equivalents	(393)	669			276	(1,766)	566	449	(654)	(1,405)
Cash and cash equivalents at beginning of period	1,614	1,221			1,614	3,019	1,253	1,819	2,268	3,019
Cash and Cash Equivalents at End of Period	1,221	1,890			1,890	1,253	1,819	2,268	1,614	1,614

CAPITAL PROGRAM

	Millions of Dollars
	2020					2019
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Consolidated Capital Expenditures and Investments
Midstream	580	597			1,177	419	359	524	567	1,869
Chemicals	—	—			—	—	—	—	—	—
Refining	245	164			409	194	197	254	356	1,001
Marketing and Specialties	25	86			111	19	23	34	298	374
Corporate and Other	50	54			104	43	52	55	56	206
Adjusted Capital Spending	900	901			1,801	675	631	867	1,277	3,450
Capital expenditures and investments funded by certain joint venture partners (Midstream)	23	38			61	422	—	—	1	423
Consolidated Capital Expenditures and Investments	923	939			1,862	1,097	631	867	1,278	3,873

Proportional Share of Selected Equity Affiliates Capital Expenditures and Investments*
DCP Midstream (Midstream)	46	44			90	150	128	77	117	472
CPChem (Chemicals)	126	13			139	103	72	77	130	382
WRB (Refining)	37	34			71	37	44	54	40	175
Selected Equity Affiliates	209	91			300	290	244	208	287	1,029
* Represents Phillips 66’s portion of self-funded capital spending by DCP Midstream, LLC (DCP Midstream), Chevron Phillips Chemical Company LLC (CPChem) and WRB Refining LP (WRB).

Phillips 66 Earnings Release Supplemental Data

MIDSTREAM

	Millions of Dollars, Except as Indicated
	2020					2019
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Income (Loss) before Income Taxes
Transportation	200	214			414	203	245	248	250	946
NGL and Other	179	78			257	90	143	169	120	522
DCP Midstream	(1,081)	32			(1,049)	23	35	(877)	35	(784)
Income (Loss) before Income Taxes	(702)	324			(378)	316	423	(460)	405	684

Adjusted EBITDA*
PSXP**	312	261			573	274	307	313	336	1,230
Other Midstream	193	80			273	133	197	223	155	708
Transportation and NGL and Other	505	341			846	407	504	536	491	1,938
DCP Midstream	139	87			226	67	81	79	96	323
Adjusted EBITDA	644	428			1,072	474	585	615	587	2,261
* See reconciliation of income (loss) before income taxes to adjusted EBITDA.
** Does not include certain PSXP adjustments made for PSXP stand-alone reporting purposes.

Equity in Earnings (Losses) of Affiliates
Transportation	98	70			168	103	124	128	128	483
NGL and Other	51	49			100	51	53	51	48	203
DCP Midstream	80	32			112	23	34	(23)	34	68
Total	229	151			380	177	211	156	210	754

Depreciation and Amortization*
Transportation	38	38			76	36	37	40	39	152
NGL and Other	39	39			78	37	38	38	39	152
DCP Midstream	—	—			—	—	—	—	—	—
Total	77	77			154	73	75	78	78	304
* Excludes D&A of all equity affiliates.

Operating and SG&A Expenses*
Transportation	188	186			374	172	173	183	196	724
NGL and Other	68	71			139	128	76	76	83	363
DCP Midstream	—	—			—	—	—	—	—	—
Total	256	257			513	300	249	259	279	1,087
* Excludes operating and SG&A expenses of all equity affiliates.

Transportation Volumes (MB/D)
Pipelines*	3,178	2,840			3,009	3,176	3,417	3,443	3,544	3,396
Terminals**	3,148	2,883			3,016	3,063	3,261	3,381	3,548	3,315
* Pipelines represent the sum of volumes transported through each separately tariffed consolidated pipeline segment.
** Terminals include Bayway and Ferndale crude oil rail rack volumes.

PSX Other Volumes
NGL Fractionated (MB/D)*	198	170			184	234	232	203	227	224
* Excludes DCP Midstream.

100% DCP Midstream, LLC Results
Net Income (Loss) Attributable to Owners*	50	(348)			(298)	45	68	(47)	12	78
* Includes impairment charges of $159 million and $650 million in the first and second quarters of 2020, respectively.

Depreciation and Amortization	99	93			192	103	101	100	100	404

Operating and SG&A Expenses	202	212			414	246	257	257	267	1,027

Net Interest Expense*	78	71			149	70	75	79	84	308
* Net of interest income.

Capital Expenditures and Investments	92	87			179	300	256	154	233	943

Selected DCP Operating Statistics
Wellhead Volume (Bcf/D)	5.0	4.5			4.8	5.0	4.9	5.0	5.0	5.0
NGL Production (MB/D)	396	374			385	428	423	409	409	417

Weighted-Average NGL Price*
DCP Midstream ($/gal)	0.39	0.32			0.36	0.60	0.51	0.44	0.50	0.51
* Based on index prices from the Mont Belvieu market hub, which are weighted by NGL component mix.

MLP Distributions*
GP Distribution from PSXP to Phillips 66**	—	—			—	69	70	—	—	139
LP Distribution from PSXP to Phillips 66	148	149			297	58	58	147	149	412
GP Distribution from DCP Midstream, LP to DCP Midstream***	—	—			—	43	43	43	—	129
LP Distribution from DCP Midstream, LP to DCP Midstream***	46	46			92	41	41	41	92	215
* Cash distributions declared attributable to general partner interest, common unit ownership and incentive distribution rights (IDRs). These distributions are eliminated in the respective sponsors consolidated financial statements.
** On August 1, 2019, PSXP eliminated its IDRs and 2% economic general partner interest, therefore, no distributions were made to the general partner interest after August 1, 2019.
*** Represents 100% of DCP Midstream's distributions from DCP Midstream, LP (DCP Partners). On November 6, 2019, DCP Partners completed a transaction to eliminate all general partner economic interests in DCP Partners and IDRs, therefore, no distributions were made to the general partner interest after November 6, 2019.

Phillips 66 Earnings Release Supplemental Data

MIDSTREAM (continued)

	Millions of Dollars
	2020					2019
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Reconciliation of Midstream Income (Loss) before Income Taxes to Adjusted EBITDA
Income (loss) before income taxes	(702)	324			(378)	316	423	(460)	405	684
Plus:
Depreciation and amortization	77	77			154	73	75	78	78	304
EBITDA	(625)	401			(224)	389	498	(382)	483	988

Special Item Adjustments (pre-tax):
Impairments	1,161	—			1,161	—	—	853	—	853
Impairments by equity affiliates	—	—			—	—	—	47	—	47
Pension settlement expense	—	5			5	—	—	—	—	—
Lower-of-cost-or-market inventory adjustments	1	—			1	—	—	—	—	—
Asset dispositions	—	(84)			(84)	—	—	—	—	—
EBITDA, Adjusted for Special Items	537	322			859	389	498	518	483	1,888

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	—	—			—	—	—	—	—	—
Proportional share of selected equity affiliates net interest	39	36			75	30	30	36	39	135
Proportional share of selected equity affiliates depreciation and amortization	68	70			138	55	57	61	65	238
Adjusted EBITDA	644	428			1,072	474	585	615	587	2,261

Adjusted EBITDA by Business Line
100% PSXP Results
Income before income taxes	227	255			482	199	234	238	255	926
Plus:
Net interest expense	28	29			57	27	26	25	27	105
Depreciation and amortization	30	31			61	29	29	30	32	120
EBITDA	285	315			600	255	289	293	314	1,151

Special Item Adjustments (pre-tax):
Asset dispositions	—	(84)			(84)	—	—	—	—	—
EBITDA, Adjusted for Special Items*	285	231			516	255	289	293	314	1,151

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	—	—			—	—	—	—	—	—
Proportional share of selected equity affiliates net interest	9	9			18	7	6	7	7	27
Proportional share of selected equity affiliates depreciation and amortization	18	21			39	12	12	13	15	52
Adjusted EBITDA*	312	261			573	274	307	313	336	1,230
* Does not include certain PSXP adjustments made for PSXP stand-alone reporting purposes.

Phillips 66 Earnings Release Supplemental Data

MIDSTREAM (continued)

	Millions of Dollars
	2020					2019
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Total Transportation and NGL and Other
Income before income taxes	379	292			671	293	388	417	370	1,468
Plus:
Depreciation and amortization	77	77			154	73	75	78	78	304
EBITDA*	456	369			825	366	463	495	448	1,772

Special Item Adjustments (pre-tax):
Pension settlement expense	—	5			5	—	—	—	—	—
Asset dispositions	—	(84)			(84)	—	—	—	—	—
EBITDA, Adjusted for Special Items*	456	290			746	366	463	495	448	1,772

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	—	—			—	—	—	—	—	—
Proportional share of selected equity affiliates net interest	17	16			33	15	14	14	15	58
Proportional share of selected equity affiliates depreciation and amortization	32	35			67	26	27	27	28	108
Adjusted EBITDA*	505	341			846	407	504	536	491	1,938
* Includes PSXP results. Does not include certain PSXP adjustments made for PSXP stand-alone reporting purposes.

DCP Midstream
Income (loss) before income taxes	(1,081)	32			(1,049)	23	35	(877)	35	(784)
Plus:
None	—	—			—	—	—	—	—	—
EBITDA	(1,081)	32			(1,049)	23	35	(877)	35	(784)

Special Item Adjustments (pre-tax):
Impairments	1,161	—			1,161	—	—	853	—	853
Impairments by equity affiliates	—	—			—	—	—	47	—	47
Lower-of-cost-or-market inventory adjustments	1	—			1	—	—	—	—	—
EBITDA, Adjusted for Special Items	81	32			113	23	35	23	35	116

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	—	—			—	—	—	—	—	—
Proportional share of selected equity affiliates net interest	22	20			42	15	16	22	24	77
Proportional share of selected equity affiliates depreciation and amortization	36	35			71	29	30	34	37	130
Adjusted EBITDA*	139	87			226	67	81	79	96	323
* Proportional share of selected equity affiliates is net of noncontrolling interests.

Phillips 66 Earnings Release Supplemental Data

CHEMICALS

	Millions of Dollars, Except as Indicated
	2020					2019
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Income before Income Taxes	169	42			211	227	275	227	150	879

Equity in Earnings of Affiliate	166	39			205	225	274	224	147	870

100% CPChem Results
Net Income (Loss), excludes parent company income tax related to CPChem's earnings
Olefins and Polyolefins	354	142			496	434	525	417	262	1,638
Specialties, Aromatics and Styrenics	9	—			9	49	70	73	70	262
Corporate and Other	(26)	(59)			(85)	(34)	(36)	(34)	(36)	(140)
Total	337	83			420	449	559	456	296	1,760

Income (Loss) before Income Taxes
Olefins and Polyolefins	360	142			502	446	536	430	266	1,678
Specialties, Aromatics and Styrenics	10	3			13	57	78	78	74	287
Corporate and Other	(26)	(59)			(85)	(34)	(36)	(33)	(36)	(139)
Total	344	86			430	469	578	475	304	1,826

Depreciation and Amortization	148	144			292	146	139	140	150	575

Net Interest Expense*	16	24			40	20	17	19	16	72
* Net of interest income.

Investing Cash Flows—Outflows/(Inflows)
Capital Expenditures and Investments	252	25			277	206	144	153	260	763
Advance Repayments from Equity Companies	(21)	—			(21)	(26)	(28)	(9)	—	(63)
Return of Investments from Equity Companies	(25)	—			(25)	—	—	—	—	—

Olefins and Polyolefins Capacity Utilization (%)	98%	103%			100%	98%	95%	97%	97%	97%

Market Indicators*
U.S. Industry Prices
Ethylene, Average Acquisition Contract (cents/lb)	19.65	17.12			18.39	22.44	19.14	23.86	25.24	22.67
HDPE Blow Molding, Domestic Spot (cents/lb)	40.00	35.50			37.75	52.67	51.08	45.42	41.17	47.58

U.S. Industry Costs
Ethylene, Cash Cost Weighted Average Feed (cents/lb)	8.99	12.03			10.51	16.43	11.89	9.46	11.81	12.30
HDPE Blow Molding, Total Cash Cost (cents/lb)	32.89	30.28			31.59	35.46	31.97	36.68	38.15	35.56

Ethylene to High-Density Polyethylene Chain Cash Margin (cents/lb)	17.77	10.31			14.04	23.23	26.36	23.14	16.45	22.39
* Source: IHS, Inc.

Reconciliation of Chemicals Income before Income Taxes to Adjusted EBITDA
Income before income taxes	169	42			211	227	275	227	150	879
Plus:
None	—	—			—	—	—	—	—	—
EBITDA	169	42			211	227	275	227	150	879

Special Item Adjustments (pre-tax):
Impairments by equity affiliates	—	15			15	—	—	—	—	—
Lower-of-cost-or-market inventory adjustments	24	32			56	—	—	42	23	65
EBITDA, Adjusted for Special Items	193	89			282	227	275	269	173	944

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	13	5			18	22	24	23	10	79
Proportional share of selected equity affiliates net interest	9	11			20	13	8	10	9	40
Proportional share of selected equity affiliates depreciation and amortization	103	103			206	105	106	104	100	415
Adjusted EBITDA	318	208			526	367	413	406	292	1,478

Phillips 66 Earnings Release Supplemental Data

REFINING

	Millions of Dollars, Except as Indicated
	2020					2019
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Income (Loss) before Income Taxes
Atlantic Basin/Europe	(637)	(227)			(864)	(7)	258	296	61	608
Gulf Coast	(843)	(365)			(1,208)	(118)	222	184	76	364
Central Corridor	(227)	(104)			(331)	77	520	408	333	1,338
West Coast	(554)	(182)			(736)	(150)	(17)	(32)	(125)	(324)
Income (Loss) before Income Taxes	(2,261)	(878)			(3,139)	(198)	983	856	345	1,986

Income (Loss) before Income Taxes ($/BBL)
Atlantic Basin/Europe	(15.41)	(5.80)			(10.74)	(0.17)	5.04	5.93	1.16	3.11
Gulf Coast	(13.16)	(5.98)			(9.66)	(1.80)	2.88	2.46	1.00	1.24
Central Corridor	(9.72)	(5.01)			(7.50)	3.22	19.81	15.26	12.61	12.95
West Coast	(19.87)	(7.07)			(13.73)	(4.89)	(0.52)	(0.93)	(3.89)	(2.49)
Worldwide	(14.44)	(5.99)			(10.35)	(1.22)	5.25	4.60	1.84	2.75

Realized Refining Margins ($/BBL)*
Atlantic Basin/Europe	2.38	1.53			1.97	7.76	10.85	11.48	7.06	9.33
Gulf Coast	6.76	0.36			3.64	5.44	8.20	8.34	7.45	7.42
Central Corridor	13.50	5.78			10.03	10.23	17.84	15.99	14.92	14.91
West Coast	4.80	5.05			4.92	6.25	9.94	10.11	10.22	9.18
Worldwide	7.11	2.60			4.96	7.23	11.37	11.18	9.50	9.91
* See note on the use of non-GAAP measures. Also, reconciliations of income (loss) before income taxes to realized refining margin for each period and by region are included in the "Realized Margin Non-GAAP Reconciliations" section.

Equity in Earnings (Losses) of Affiliates
Atlantic Basin/Europe	(2)	(3)			(5)	(3)	(3)	(3)	(2)	(11)
Gulf Coast	1	1			2	—	(2)	1	(1)	(2)
Central Corridor	(51)	(79)			(130)	84	133	69	45	331
West Coast	—	—			—	—	—	—	—	—
Total	(52)	(81)			(133)	81	128	67	42	318

Depreciation and Amortization*
Atlantic Basin/Europe	51	49			100	50	49	49	50	198
Gulf Coast	71	75			146	67	68	66	67	268
Central Corridor	34	33			67	33	34	34	34	135
West Coast	65	63			128	62	63	66	62	253
Total	221	220			441	212	214	215	213	854
* Excludes D&A of all equity affiliates.

Operating and SG&A Expenses*
Atlantic Basin/Europe	207	202			409	240	211	218	233	902
Gulf Coast	499	287			786	382	330	352	408	1,472
Central Corridor	142	127			269	146	141	131	154	572
West Coast	293	225			518	254	257	290	373	1,174
Total	1,141	841			1,982	1,022	939	991	1,168	4,120
* Excludes operating and SG&A expenses of all equity affiliates.

Turnaround Expense, included in Operating and SG&A Expenses*
Atlantic Basin/Europe	16	9			25	20	13	17	15	65
Gulf Coast	240	13			253	90	29	44	94	257
Central Corridor	15	3			18	25	8	9	10	52
West Coast	58	13			71	13	17	50	113	193
Total	329	38			367	148	67	120	232	567
* Excludes turnaround expense of all equity affiliates.

Taxes Other than Income Taxes, excluding Excise Taxes
Atlantic Basin/Europe	19	15			34	15	11	12	14	52
Gulf Coast	37	25			62	23	16	23	11	73
Central Corridor	17	14			31	13	10	10	7	40
West Coast	31	22			53	24	21	23	17	85
Total	104	76			180	75	58	68	49	250

Foreign Currency Gains (Losses) Pre-Tax	1	(5)			(4)	(5)	(7)	10	2	—

Refining—Equity Affiliate Information
Equity in earnings (losses) of affiliates	(52)	(81)			(133)	81	128	67	42	318
Less: Share of equity affiliate gross margin included in Realized Refining Margin and other equity affiliate-related costs*	(156)	(72)			(228)	(277)	(309)	(273)	(237)	(1,096)
Equity affiliate-related expenses not included in Realized Refining Margins	(208)	(153)			(361)	(196)	(181)	(206)	(195)	(778)
Regional Totals
Atlantic Basin/Europe	(11)	(16)			(27)	(13)	(14)	(7)	—	(34)
Gulf Coast	2	—			2	—	(2)	1	(1)	(2)
Central Corridor	(199)	(137)			(336)	(183)	(165)	(200)	(194)	(742)
Total	(208)	(153)			(361)	(196)	(181)	(206)	(195)	(778)
* Other costs associated with equity affiliates which do not flow through equity earnings.

Phillips 66 Earnings Release Supplemental Data

REFINING (continued)

	2020					2019
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Reconciliation of Refining Income (Loss) before Income Taxes to Adjusted EBITDA ($ Millions)
Income (loss) before income taxes	(2,261)	(878)			(3,139)	(198)	983	856	345	1,986
Plus:
Depreciation and amortization	221	220			441	212	214	215	213	854
EBITDA	(2,040)	(658)			(2,698)	14	1,197	1,071	558	2,840

Special Item Adjustments (pre-tax):
Impairments	1,845	—			1,845	—	—	—	—	—
Pending claims and settlements	—	—			—	(21)	—	—	—	(21)
Pension settlement expense	—	26			26	—	—	—	—	—
Lower-of-cost-or-market inventory adjustments	15	(15)			—	—	—	—	—	—
Asset dispositions	—	—			—	—	—	(17)	—	(17)
EBITDA, Adjusted for Special Items	(180)	(647)			(827)	(7)	1,197	1,054	558	2,802

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	—	(1)			(1)	—	—	1	(1)	—
Proportional share of selected equity affiliates net interest	—	1			1	(1)	(1)	(1)	—	(3)
Proportional share of selected equity affiliates depreciation and amortization	78	72			150	71	69	70	71	281
Adjusted EBITDA	(102)	(575)			(677)	63	1,265	1,124	628	3,080

Operating Statistics
Atlantic Basin/Europe*
Crude Oil Charge Input (MB/D)	437	402			420	427	519	509	531	497
Total Processed Inputs (MB/D)	454	430			442	463	562	542	574	536
Crude Oil Capacity Utilization (%)	81%	75%			78%	80%	97%	95%	99%	92%
Clean Product Yield (%)	83%	82%			83%	86%	88%	87%	90%	88%
* Includes our proportionate share of a refinery complex in Karlsruhe, Germany.

Gulf Coast
Crude Oil Charge Input (MB/D)	645	609			627	654	757	729	759	725
Total Processed Inputs (MB/D)	704	671			687	727	849	815	827	805
Crude Oil Capacity Utilization (%)	84%	79%			81%	85%	99%	95%	99%	95%
Clean Product Yield (%)	71%	79%			75%	80%	81%	78%	80%	80%

Central Corridor*
Crude Oil Charge Input (MB/D)	471	386			428	445	521	517	509	498
Total Processed Inputs (MB/D)	487	396			442	466	538	531	526	515
Crude Oil Capacity Utilization (%)	89%	73%			81%	86%	101%	100%	99%	97%
Clean Product Yield (%)	88%	87%			88%	90%	88%	88%	91%	89%
* Includes our proportionate share of the Borger Refinery and Wood River Refinery.

West Coast
Crude Oil Charge Input (MB/D)	279	263			271	307	317	351	318	323
Total Processed Inputs (MB/D)	306	283			295	341	359	375	349	356
Crude Oil Capacity Utilization (%)	77%	72%			75%	84%	87%	97%	87%	89%
Clean Product Yield (%)	93%	87%			90%	88%	81%	85%	76%	83%

Worldwide—Including Proportionate Share of Equity Affiliates
Crude Oil Charge Input (MB/D)	1,832	1,660			1,746	1,833	2,114	2,106	2,117	2,043
Total Processed Inputs (MB/D)	1,951	1,780			1,866	1,997	2,308	2,263	2,276	2,212
Crude Oil Capacity Utilization (%)	83%	75%			79%	84%	97%	97%	97%	94%
Clean Product Yield (%)	82%	83%			82%	85%	84%	84%	84%	84%

Phillips 66 Earnings Release Supplemental Data

REFINING (continued)

	2020					2019
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Refined Petroleum Products Production (MB/D)
Atlantic Basin/Europe*
Gasoline	191	178			185	202	240	230	266	234
Distillates	174	160			167	185	241	227	234	222
Other	91	95			93	80	89	88	82	85
Total	456	433			445	467	570	545	582	541
* Includes our proportionate share of a refinery complex in Karlsruhe, Germany.

Gulf Coast
Gasoline	234	277			255	296	348	312	332	322
Distillates	248	231			240	261	310	297	301	292
Other	221	167			194	165	192	208	192	190
Total	703	675			689	722	850	817	825	804

Central Corridor*
Gasoline	245	183			214	244	260	256	267	257
Distillates	183	161			172	175	214	208	210	202
Other	60	52			56	49	67	71	51	59
Total	488	396			442	468	541	535	528	518
* Includes our proportionate share of the Borger Refinery and Wood River Refinery.

West Coast
Gasoline	151	126			139	165	167	170	148	163
Distillates	134	121			127	136	124	148	116	131
Other	21	33			27	41	66	53	81	60
Total	306	280			293	342	357	371	345	354

Worldwide—Including Proportionate Share of Equity Affiliates
Gasoline	821	764			793	907	1,015	968	1,013	976
Distillates	739	673			706	757	889	880	861	847
Other	393	347			370	335	414	420	406	394
Total	1,953	1,784			1,869	1,999	2,318	2,268	2,280	2,217

Market Indicators*
Crude and Crude Differentials ($/BBL)
WTI	45.97	27.80			36.89	54.87	59.80	56.44	56.98	57.02
Brent	50.26	29.20			39.73	63.20	68.82	61.94	63.25	64.30
LLS	48.30	30.07			39.18	62.40	66.92	60.64	60.79	62.69
ANS	51.40	30.37			40.88	64.50	68.18	63.07	64.41	65.04
WTI less Maya	4.81	3.40			4.11	(3.91)	(2.26)	(0.20)	4.06	(0.58)
WTI less WCS (settlement differential)	20.53	11.47			16.00	12.29	10.67	12.24	15.83	12.76

Natural Gas ($/MMBtu)
Henry Hub	1.88	1.65			1.76	2.89	2.51	2.33	2.35	2.52

Product Margins ($/BBL)
Atlantic Basin/Europe
East Coast Gasoline less Brent	4.84	7.87			6.36	1.79	12.06	11.84	6.44	8.03
East Coast Distillate less Brent	14.93	10.95			12.94	18.05	14.27	17.43	18.66	17.10
Gulf Coast
Gulf Coast Gasoline less LLS	4.97	3.66			4.31	1.58	8.18	8.24	5.48	5.87
Gulf Coast Distillate less LLS	13.86	8.04			10.95	16.41	14.28	17.22	17.62	16.38
Central Corridor
Central Gasoline less WTI	7.70	6.18			6.94	9.72	18.71	15.28	10.75	13.61
Central Distillate less WTI	17.34	11.41			14.37	24.92	22.49	21.39	22.29	22.77
West Coast
West Coast Gasoline less ANS	13.32	9.36			11.34	11.83	23.50	19.48	16.85	17.92
West Coast Distillate less ANS	17.22	10.36			13.79	16.20	21.10	18.38	21.49	19.29

Worldwide Market Crack Spread ($/BBL)**	9.82	7.47			8.65	9.77	15.24	14.60	12.45	13.01
* Based on daily spot prices, unless otherwise noted.
** Weighted average based on Phillips 66 crude capacity.

Phillips 66 Earnings Release Supplemental Data

MARKETING AND SPECIALTIES

	Millions of Dollars, Except as Indicated
	2020					2019
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Income before Income Taxes
Marketing and Other	471	255			726	138	294	440	327	1,199
Specialties	42	31			73	67	59	58	50	234
Income before Income Taxes	513	286			799	205	353	498	377	1,433

Income before Income Taxes ($/BBL)
U.S.	1.79	1.24			1.53	0.60	1.09	1.66	1.42	1.22
International	6.58	3.48			5.25	2.25	4.81	5.19	2.01	3.58

Realized Marketing Fuel Margins ($/BBL)*
U.S.	2.08	1.75			1.92	1.06	1.53	2.11	1.51	1.57
International	8.53	5.07			7.04	3.80	6.03	6.37	3.35	4.90
* See note on the use of non-GAAP measures. Also, reconciliations of income before income taxes to realized marketing fuel margin for each period and by region are included in the "Realized Margin Non-GAAP Reconciliations" section.

Other Realized Margins and Revenues not included in Marketing Fuel Margins*
Marketing and Other	117	123			240	131	143	168	233	675
Specialties	81	56			137	100	93	83	74	350
Total	198	179			377	231	236	251	307	1,025
* Excludes gain on dispositions and excise taxes on sales of refined petroleum products.

Equity in Earnings of Affiliates
Marketing and Other	22	38			60	22	28	31	45	126
Specialties	—	10			10	11	7	21	20	59
Total	22	48			70	33	35	52	65	185

Depreciation and Amortization*
Marketing and Other	20	21			41	21	21	21	22	85
Specialties	5	4			9	5	4	4	5	18
Total	25	25			50	26	25	25	27	103
* Excludes D&A of all equity affiliates.

Operating and SG&A Expenses*
Marketing and Other	211	232			443	261	297	300	340	1,198
Specialties	31	30			61	36	36	39	38	149
Total	242	262			504	297	333	339	378	1,347
* Excludes operating and SG&A expenses of all equity affiliates.

Refined Petroleum Products Sales (MB/D)
U.S. Marketing
Gasoline	984	881			933	1,063	1,151	1,132	1,213	1,141
Distillates	854	707			780	759	898	914	1,106	920
Other	—	—			—	—	—	—	—	—
Total	1,838	1,588			1,713	1,822	2,049	2,046	2,319	2,061

International Marketing
Gasoline	82	60			70	88	89	90	89	89
Distillates	183	140			162	181	187	185	183	184
Other	20	15			18	18	19	16	20	18
Total	285	215			250	287	295	291	292	291

Worldwide Marketing
Gasoline	1,066	941			1,003	1,151	1,240	1,222	1,302	1,230
Distillates	1,037	847			942	940	1,085	1,099	1,289	1,104
Other	20	15			18	18	19	16	20	18
Total	2,123	1,803			1,963	2,109	2,344	2,337	2,611	2,352

Foreign Currency Gains (Losses) Pre-Tax	1	—			1	2	(1)	—	(1)	—

Reconciliation of Marketing and Specialties Income before Income Taxes to Adjusted EBITDA
Income before income taxes	513	286			799	205	353	498	377	1,433
Plus:
Depreciation and amortization	25	25			50	26	25	25	27	103
EBITDA	538	311			849	231	378	523	404	1,536

Special Item Adjustments (pre-tax):
Pending claims and settlements	(37)	—			(37)	—	—	—	—	—
Certain tax impacts	—	—			—	—	—	—	(90)	(90)
Pension settlement expense	—	4			4	—	—	—	—	—
Lower-of-cost-or-market inventory adjustments	12	3			15	—	—	—	—	—
EBITDA, Adjusted for Special Items	513	318			831	231	378	523	314	1,446

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	—	—			—	—	—	—	—	—
Proportional share of selected equity affiliates net interest	6	4			10	1	2	1	2	6
Proportional share of selected equity affiliates depreciation and amortization	7	9			16	3	2	3	3	11
Adjusted EBITDA	526	331			857	235	382	527	319	1,463

Phillips 66 Earnings Release Supplemental Data

CORPORATE AND OTHER

	Millions of Dollars, Except as Indicated
	2020					2019
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Loss before Income Taxes	(197)	(219)			(416)	(210)	(205)	(178)	(211)	(804)

Detail of Loss before Income Taxes
Net interest expense	(103)	(114)			(217)	(108)	(105)	(98)	(104)	(415)
Corporate overhead and other	(94)	(105)			(199)	(102)	(100)	(80)	(107)	(389)
Total	(197)	(219)			(416)	(210)	(205)	(178)	(211)	(804)

Net Interest Expense
Interest expense	(137)	(139)			(276)	(132)	(133)	(131)	(139)	(535)
Capitalized interest	26	22			48	13	18	22	24	77
Interest income	8	3			11	11	10	11	11	43
Total	(103)	(114)			(217)	(108)	(105)	(98)	(104)	(415)

Reconciliation of Corporate and Other Loss before Income Taxes to Adjusted EBITDA
Loss before income taxes	(197)	(219)			(416)	(210)	(205)	(178)	(211)	(804)
Plus:
Net interest expense	103	114			217	108	105	98	104	415
Depreciation and amortization	19	21			40	20	20	18	22	80
EBITDA	(75)	(84)			(159)	(82)	(80)	(62)	(85)	(309)

Special Item Adjustments (pre-tax):
Pension settlement expense	—	3			3	—	—	—	—	—
EBITDA, Adjusted for Special Items	(75)	(81)			(156)	(82)	(80)	(62)	(85)	(309)

Other Adjustments (pre-tax):
None	—	—			—	—	—	—	—	—
Adjusted EBITDA	(75)	(81)			(156)	(82)	(80)	(62)	(85)	(309)

Foreign Currency Losses Pre-Tax	(2)	(1)			(3)	(1)	(2)	(1)	(1)	(5)

Phillips 66 Total Company Debt
Total Debt	12,963	14,446			14,446	11,298	11,439	11,925	11,763	11,763
Debt-to-Capital Ratio (%)	35%	38%			38%	30%	30%	31%	30%	30%

Total Equity	23,639	23,295			23,295	26,745	27,306	27,092	27,169	27,169

RECONCILIATION OF CONSOLIDATED NET INCOME (LOSS) TO ADJUSTED EBITDA ATTRIBUTABLE TO PHILLIPS 66

	Millions of Dollars
	2020					2019
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Net income (loss)	(2,427)	(67)			(2,494)	270	1,504	793	810	3,377
Plus:
Income tax expense (benefit)	(51)	(378)			(429)	70	325	150	256	801
Net interest expense	103	114			217	108	105	98	104	415
Depreciation and amortization	342	343			685	331	334	336	340	1,341
Phillips 66 EBITDA	(2,033)	12			(2,021)	779	2,268	1,377	1,510	5,934

Special Item Adjustments (pre-tax):
Impairments	3,006	—			3,006	—	—	853	—	853
Impairments by equity affiliates	—	15			15	—	—	47	—	47
Pending claims and settlements	(37)	—			(37)	(21)	—	—	—	(21)
Certain tax impacts	—	—			—	—	—	—	(90)	(90)
Pension settlement expense	—	38			38	—	—	—	—	—
Lower-of-cost-or-market inventory adjustments	52	20			72	—	—	42	23	65
Asset dispositions	—	(84)			(84)	—	—	(17)	—	(17)
Phillips 66 EBITDA, Adjusted for Special Items	988	1			989	758	2,268	2,302	1,443	6,771

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	13	4			17	22	24	24	9	79
Proportional share of selected equity affiliates net interest	54	52			106	43	39	46	50	178
Proportional share of selected equity affiliates depreciation and amortization	256	254			510	234	234	238	239	945
EBITDA attributable to Phillips 66 noncontrolling interests	(94)	(101)			(195)	(89)	(102)	(105)	(95)	(391)
Phillips 66 Adjusted EBITDA	1,217	210			1,427	968	2,463	2,505	1,646	7,582

Use of Non-GAAP Financial Information—This earnings release supplemental data includes the terms "EBITDA," "adjusted EBITDA," "realized refining margin per barrel," "realized marketing fuel margin per barrel," and "adjusted capital spending." These are non-GAAP financial measures. EBITDA and adjusted EBITDA are included to help facilitate comparisons of operating performance across periods, to help facilitate comparisons with other companies in our industry and to help facilitate determination of enterprise value. The GAAP measures most directly comparable to EBITDA and adjusted EBITDA are net income for consolidated company information and income before income taxes for segment information. Reconciliations of net income (loss) and income (loss) before income taxes to EBITDA and adjusted EBITDA are included in this earnings release supplemental data. Realized refining margin per barrel is calculated on a similar basis as industry crack spreads and we believe it provides a useful measure of how well we performed relative to benchmark industry margins. Realized marketing fuel margin per barrel demonstrates the value uplift our marketing operations provide by optimizing the placement and ultimate sale of our refineries' fuel production. The GAAP measure most directly comparable to both realized margin per barrel measures is income before income taxes per barrel. Reconciliations of income (loss) before income taxes per barrel to realized refining margin and realized marketing fuel margin are included in this earnings release supplemental data. Adjusted capital spending is a non-GAAP financial measure that demonstrates the portion of total consolidated capital expenditures and investments funded by Phillips 66. The GAAP financial measure most comparable to adjusted capital spending is capital expenditures and investments. A reconciliation of capital expenditures and investments to adjusted capital spending is included in this earnings release supplemental data. Adjusted effective tax rate demonstrates the effective tax rate with the consideration of the tax effect on special items. The GAAP financial measure most comparable to adjusted effective tax rate is effective tax rate. A reconciliation of effective tax rate to adjusted effective tax rate is included in this earnings release supplemental data.

Phillips 66 Earnings Release Supplemental Data

REALIZED MARGIN NON-GAAP RECONCILIATIONS

RECONCILIATION OF INCOME (LOSS) BEFORE INCOME TAXES TO REALIZED REFINING MARGINS

	Millions of Dollars, Except as Indicated
	2020					2019
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

ATLANTIC BASIN/EUROPE
Income (loss) before income taxes	(637)	(227)			(864)	(7)	258	296	61	608
Plus:
Taxes other than income taxes	19	15			34	15	11	12	14	52
Depreciation, amortization and impairments	492	49			541	50	49	49	50	198
Selling, general and administrative expenses	13	12			25	7	10	10	12	39
Operating expenses	194	190			384	233	201	208	221	863
Equity in losses of affiliates	2	3			5	3	3	3	2	11
Other segment (income) expense, net	(2)	3			1	6	4	(24)	(2)	(16)
Proportional share of refining gross margins contributed by equity affiliates	16	16			32	17	19	19	14	69
Realized refining margins	97	61			158	324	555	573	372	1,824

Total processed inputs (MB)	41,335	39,121			80,456	41,682	51,172	49,895	52,757	195,506
Adjusted total processed inputs (MB)	41,335	39,121			80,456	41,682	51,172	49,895	52,757	195,506

Income (loss) before income taxes ($/BBL)**	(15.41)	(5.80)			(10.74)	(0.17)	5.04	5.93	1.16	3.11
Realized refining margins ($/BBL)***	2.38	1.53			1.97	7.76	10.85	11.48	7.06	9.33

GULF COAST
Income (loss) before income taxes	(843)	(365)			(1,208)	(118)	222	184	76	364
Plus:
Taxes other than income taxes	37	25			62	23	16	23	11	73
Depreciation, amortization and impairments	741	75			816	67	68	66	70	271
Selling, general and administrative expenses	7	10			17	(2)	8	7	10	23
Operating expenses	492	277			769	384	322	345	398	1,449
Equity in (earnings) losses of affiliates	(1)	(1)			(2)	—	2	(1)	1	2
Other segment (income) expense, net	1	—			1	1	(5)	1	—	(3)
Proportional share of refining gross margins contributed by equity affiliates	—	—			—	—	—	—	—	—
Realized refining margins	434	21			455	355	633	625	566	2,179

Total processed inputs (MB)	64,066	61,032			125,098	65,434	77,186	74,936	76,110	293,666
Adjusted total processed inputs (MB)	64,066	61,032			125,098	65,434	77,186	74,936	76,110	293,666

Income (loss) before income taxes ($/BBL)**	(13.16)	(5.98)			(9.66)	(1.80)	2.88	2.46	1.00	1.24
Realized refining margins ($/BBL)***	6.76	0.36			3.64	5.44	8.20	8.34	7.45	7.42

CENTRAL CORRIDOR
Income (loss) before income taxes	(227)	(104)			(331)	77	520	408	333	1,338
Plus:
Taxes other than income taxes	17	14			31	13	10	10	7	40
Depreciation, amortization and impairments	469	33			502	33	34	34	34	135
Selling, general and administrative expenses	6	7			13	1	7	6	8	22
Operating expenses	136	120			256	145	134	125	146	550
Equity in (earnings) losses of affiliates	51	79			130	(84)	(133)	(69)	(45)	(331)
Other segment (income) expense, net	(3)	3			—	(2)	4	(3)	1	—
Proportional share of refining gross margins contributed by equity affiliates	113	92			205	267	298	269	239	1,073
Special items:
Pending claims and settlements	—	—			—	(21)	—	—	—	(21)
Lower-of-cost-or-market inventory adjustments	35	(35)			—	—	—	—	—	—
Realized refining margins	597	209			806	429	874	780	723	2,806

Total processed inputs (MB)	23,345	20,778			44,123	23,893	26,244	26,740	26,417	103,294
Adjusted total processed inputs (MB)*	44,291	36,067			80,358	41,896	48,932	48,853	48,364	188,045

Income (loss) before income taxes ($/BBL)**	(9.72)	(5.01)			(7.50)	3.22	19.81	15.26	12.61	12.95
Realized refining margins ($/BBL)***	13.50	5.78			10.03	10.23	17.84	15.99	14.92	14.91

Phillips 66 Earnings Release Supplemental Data

RECONCILIATION OF INCOME (LOSS) BEFORE INCOME TAXES TO REALIZED REFINING MARGINS (continued)

	Millions of Dollars, Except as Indicated
	2020					2019
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

WEST COAST
Loss before income taxes	(554)	(182)			(736)	(150)	(17)	(32)	(125)	(324)
Plus:
Taxes other than income taxes	31	22			53	24	21	23	17	85
Depreciation, amortization and impairments	364	63			427	62	63	66	62	253
Selling, general and administrative expenses	10	9			19	5	8	8	10	31
Operating expenses	283	216			499	249	249	282	363	1,143
Other segment expense, net	1	1			2	2	1	1	1	5
Realized refining margins	135	129			264	192	325	348	328	1,193

Total processed inputs (MB)	27,877	25,737			53,614	30,703	32,697	34,498	32,116	130,014
Adjusted total processed inputs (MB)	27,877	25,737			53,614	30,703	32,697	34,498	32,116	130,014

Loss before income taxes ($/BBL)**	(19.87)	(7.07)			(13.73)	(4.89)	(0.52)	(0.93)	(3.89)	(2.49)
Realized refining margins ($/BBL)***	4.80	5.05			4.92	6.25	9.94	10.11	10.22	9.18

WORLDWIDE
Income (loss) before income taxes	(2,261)	(878)			(3,139)	(198)	983	856	345	1,986
Plus:
Taxes other than income taxes	104	76			180	75	58	68	49	250
Depreciation, amortization and impairments	2,066	220			2,286	212	214	215	216	857
Selling, general and administrative expenses	36	38			74	11	33	31	40	115
Operating expenses	1,105	803			1,908	1,011	906	960	1,128	4,005
Equity in (earnings) losses of affiliates	52	81			133	(81)	(128)	(67)	(42)	(318)
Other segment (income) expense, net	(3)	7			4	7	4	(25)	—	(14)
Proportional share of refining gross margins contributed by equity affiliates	129	108			237	284	317	288	253	1,142
Special items:
Pending claims and settlements	—	—			—	(21)	—	—	—	(21)
Lower-of-cost-or-market inventory adjustments	35	(35)			—	—	—	—	—	—
Realized refining margins	1,263	420			1,683	1,300	2,387	2,326	1,989	8,002

Total processed inputs (MB)	156,623	146,668			303,291	161,712	187,299	186,069	187,400	722,480
Adjusted total processed inputs (MB)*	177,569	161,957			339,526	179,715	209,987	208,182	209,347	807,231

Income (loss) before income taxes ($/BBL)**	(14.44)	(5.99)			(10.35)	(1.22)	5.25	4.60	1.84	2.75
Realized refining margins ($/BBL)***	7.11	2.60			4.96	7.23	11.37	11.18	9.50	9.91
* Adjusted total processed inputs include our proportional share of processed inputs of an equity affiliate.
** Income (loss) before income taxes divided by total processed inputs.
*** Realized refining margins per barrel, as presented, are calculated using the underlying realized refining margin amounts, in dollars, divided by adjusted total processed inputs, in barrels. As such, recalculated per barrel amounts using the rounded margins and barrels presented may differ from the presented per barrel amounts.

Phillips 66 Earnings Release Supplemental Data

RECONCILIATION OF INCOME BEFORE INCOME TAXES TO REALIZED MARKETING FUEL MARGINS

	Millions of Dollars, Except as Indicated
	2020					2019
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

UNITED STATES
Income before income taxes	299	179			478	98	203	312	303	916
Plus:
Taxes other than income taxes	2	2			4	2	3	3	(3)	5
Depreciation and amortization	3	3			6	2	3	2	3	10
Selling, general and administrative expenses	127	151			278	155	183	184	221	743
Equity in earnings of affiliates	—	(11)			(11)	(1)	(3)	(3)	(20)	(27)
Other operating revenues*	(84)	(71)			(155)	(82)	(103)	(101)	(93)	(379)
Other segment income	—	—			—	—	—	—	—	—
Special items:
Certain tax impacts	—	—			—	—	—	—	(90)	(90)
Realized marketing fuel margins	347	253			600	174	286	397	321	1,178

Total fuel sales volumes (MB)	167,178	144,517			311,695	164,058	186,488	188,172	213,346	752,064

Income before income taxes ($/BBL)	1.79	1.24			1.53	0.60	1.09	1.66	1.42	1.22
Realized marketing fuel margins ($/BBL)**	2.08	1.75			1.92	1.06	1.53	2.11	1.51	1.57

INTERNATIONAL
Income before income taxes	171	68			239	58	129	139	54	380
Plus:
Taxes other than income taxes	1	2			3	2	1	2	1	6
Depreciation and amortization	17	16			33	16	16	16	17	65
Selling, general and administrative expenses	63	57			120	62	61	61	65	249
Equity in earnings of affiliates	(22)	(28)			(50)	(22)	(25)	(27)	(25)	(99)
Other operating revenues*	2	(4)			(2)	(6)	(9)	(10)	(12)	(37)
Other segment (income) expense, net	—	1			1	(2)	1	1	1	1
Marketing margins	232	112			344	108	174	182	101	565
Less: margin for nonfuel related sales	10	13			23	10	12	11	11	44
Realized marketing fuel margins	222	99			321	98	162	171	90	521

Total fuel sales volumes (MB)	25,979	19,583			45,562	25,796	26,837	26,796	26,834	106,263

Income before income taxes ($/BBL)	6.58	3.48			5.25	2.25	4.81	5.19	2.01	3.58
Realized marketing fuel margins ($/BBL)**	8.53	5.07			7.04	3.80	6.03	6.37	3.35	4.90
* Includes other nonfuel revenues.
** Realized marketing fuel margins per barrel, as presented, are calculated using the underlying realized marketing fuel margin amounts, in dollars, divided by sales volumes, in barrels. As such, recalculated per barrel amounts using the rounded margins and barrels presented may differ from the presented per barrel amounts.

ADJUSTED EFFECTIVE TAX RATE NON-GAAP RECONCILIATION

RECONCILIATION OF EFFECTIVE TAX RATE TO ADJUSTED EFFECTIVE TAX RATE

	Millions of Dollars, Except as Indicated
	2020					2019
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

EFFECTIVE TAX RATES
Income (loss) before income taxes	(2,478)	(445)			(2,923)	340	1,829	943	1,066	4,178
Special items	3,021	(19)			3,002	(21)	—	925	(67)	837
Adjusted income (loss) before income taxes	543	(464)			79	319	1,829	1,868	999	5,015

Income tax expense (benefit)	(51)	(378)			(429)	70	325	150	256	801
Special items	75	188			263	(4)	45	235	(20)	256
Adjusted income tax expense (benefit)	24	(190)			(166)	66	370	385	236	1,057

Effective tax rate (%)	2.1%	84.9%			14.7%	20.6%	17.8%	15.9%	24.0%	19.2%
Adjusted effective tax rate (%)	4.4%	40.9%			(210.1)%	20.7%	20.2%	20.6%	23.6%	21.1%